                                                                Exhibit 10.2.3.g

                            EIGHTH ADDENDUM TO LEASE
                            ------------------------

                            THE WATERFORD BUILDING AT
                            -------------------------
                              3875 EMBASSY PARKWAY
                              --------------------

         This Eighth Addendum to Lease (hereinafter referred to as the "Addendum")is made and entered into as of this 8th day of September, 1998, by and between JOHN D. DELLAGNESE III, hereinafter referred to as "Lessor", and TELXON CORPORATION, hereinafter referred to as "Lessee". Reference is made to that certain "Standard Office Lease (Modified Net Lease)" dated July 19, 1995, which, together with the Attachments, Exhibits, and Addendum of such lease, together with six additional Addendum to Lease documents, are collectively referred to as the "Lease". In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall control.

         This Addendum is made necessary because Lessee is vacating a portion of its space on the first floor of the Waterford Building. In consideration of the mutual undertaking of the parties, as hereinafter set forth, it is agreed to by and between the parties as follows:

         1. On or before September 1, 1998, Lessee shall completely vacate the 1,429 rentable square feet on the first floor shown on Exhibit A.

         2. Commencing September 1, 1998, Lessee's premises in the building shall consist of approximately 33,978 rentable square feet; the annual base rent for said premises shall be $570,858.03 per year with a monthly payment of $47,571.50. Lessee's Share per section 4(e) of the Lease shall be adjusted to 36.53%.

         IN WITNESS WHEREOF, the parties have set their hands on the dates hereinafter noted.

Signed and acknowledged               LESSOR:
in the presence of:                   ------


/s/ Deborah L. Zushin
---------------------------
Signature
         Deborah L. Zushin
         --------------------
         Printed Name             /s/ John D. Dellagnese III
                                     ----------------------------
                                      John D. Dellagnese III

/s/ Victoria Fair
-----------------------------
Signature                                  Date:    September 8, 1998
         Victoria Fair                           -------------------------
         ---------------------------
         Printed Name

Signed and acknowledged                LESSEE:
in the presence of:                    ------

                                       TELXON CORPORATION
/s/ Sandra Hendrickson
-------------------------------
Signature
         Sandra Hendrickson       By:/s/ Dennis K. Oleksuk
         ----------------------      ----------------------------
         Printed Name
                                           Its:Sr. Director, Corporate Services
/s/ Monica Jamison                             --------------------------------
-------------------------------
Signature                                  Date:            9/1/98
         Monica Jamison                          ------------------------------
         --------------------------
         Printed Name